As filed with the Securities and Exchange Commission on October 4, 2010

Registration No. 333-169117

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

KILROY REALTY, L.P.

(Exact name of registrants as specified in their charters)

Delaware	6798	95-4612685
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

(310) 481-8400

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Tyler H. Rose

Executive Vice President and Chief Financial Officer

12200 W. Olympic Boulevard, Suite 200

Los Angeles, CA 90064

(310) 481-8400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

J. Scott Hodgkins, Esq.

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071

(213) 485-1234

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐
(Do not check if a smaller reporting company)

TABLE OF ADDITIONAL REGISTRANT GUARANTOR

Exact Name of Registrant Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industry Classification Code Number	I.R.S. Employer Identification Number	Address, including Zip Code and Telephone Number, including Area Code, of Registrant Guarantor’s Principal Executive Offices
Kilroy Realty Corporation	Maryland	6798	95-4598246	12200 W. Olympic Boulevard, Suite 200 Los Angeles, California 90064 (310) 481-8400

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to Form S-4, initially filed with the Securities and Exchange Commission on August 31, 2010 (File No. 333-169117), is to file updated versions of Exhibit 23.3, Exhibit 23.4 and Exhibit 23.5 to the Form S-4. No other changes have been made to the Form S-4 and accordingly no other part of the Form S-4 has been included herein.

ITEM 21.	Exhibits and Financial Statement Schedules

(a)	Exhibits

Exhibit Number	Description

3.(i)1	Certificate of Limited Partnership of Kilroy Realty, L.P.(46)

3.(i)2	Amendment to the Certificate of Limited Partnership of Kilroy Realty, L.P.(46)

3.(i)3	Kilroy Realty Corporation Articles of Restatement (41)

3.(ii)4	Second Amended and Restated Bylaws of the Kilroy Realty Corporation(31)

3.(ii)5	Amendment No. 1 to Second Amended and Restated Bylaws(35)

4.1	Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. dated as of March 5, 2004(2)

4.2	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of December 7, 2004(8)

4.3	Second Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of October 2, 2008(34)

4.4	Third Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of May 21, 2009(36)

4.5	Form of Certificate for Partnership Units of Kilroy Realty, L.P.(46)

4.6	Form of Certificate for Common Stock of Kilroy Realty Corporation(1)

Exhibit Number	Description

4.7	Registration Rights Agreement dated January 31, 1997(1)

4.8	Registration Rights Agreement dated February 6, 1998(3)

4.9	Second Amended and Restated Registration Rights Agreement dated as of March 5, 2004(2)

4.10	Registration Rights Agreement dated as of October 31, 1997(4)

4.11	Rights Agreement dated as of October 2, 1998 between Kilroy Realty Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the form of Articles Supplementary of the Series B Junior Participating Preferred Stock of Kilroy Realty Corporation as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C(5)

4.12	Registration Rights Agreement dated as of October 6, 2000(6)

4.13	The Company is party to agreements in connection with long-term debt obligations, none of which individually exceeds ten percent of the total assets of the Company on a consolidated basis. Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, the Company agrees to furnish copies of these agreements to the Commission upon request

4.14	Note and Guarantee Agreement dated August 4, 2004 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and the purchasers whose names appear in the acceptance form at the end of the Note and Guarantee Agreement(7)

4.15	Form of 5.72% Series A Guaranteed Senior Note due 2010(7)

4.16	Form of 6.45% Series B Guaranteed Senior Note due 2014(7)

4.17†	Kilroy Realty 2006 Incentive Award Plan(24)

4.18†	Amendment to Kilroy Realty 2006 Incentive Award Plan(26)

4.19†	Second Amendment to Kilroy Realty 2006 Incentive Award Plan(30)

4.20†	Third Amendment to Kilroy Realty 2006 Incentive Award Plan(35)

4.21†	Fourth Amendment to Kilroy Realty 2006 Incentive Award Plan(44)

4.22†	Form of Restricted Stock Award Agreement(25)

4.23	Indenture, dated as of April 2, 2007, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 3.250% Exchangeable Senior Notes due 2012(28)

4.24	Registration Rights Agreement, dated April 2, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation, and J.P. Morgan Securities Inc., Banc of America Securities LLC and Lehman Brothers Inc.(28)

4.25	Indenture, dated as of November 20, 2009, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 4.25% Exchangeable Senior Notes due 2014 and the form of related guarantee(39)

Exhibit Number	Description

4.26	Registration Rights Agreement, dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated(39)

4.27	Indenture, dated May 24, 2010, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 6.625% Senior Notes due 2020 and the form of related guarantee (42)

4.28	Registration Rights Agreement, dated May 24, 2010, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities, Inc., Bank of America Securities, LLC, and Barclays Capital, Inc.(42)

5.1	Opinion of Latham & Watkins LLP(47)

5.2	Opinion of Ballard Spahr LLP(47)

10.1	Omnibus Agreement dated as of October 30, 1996 by and among Kilroy Realty, L.P. and the parties named therein(1)

10.2	Supplemental Representations, Warranties and Indemnity Agreement by and among Kilroy Realty, L.P. and the parties named therein (1)

10.3	Pledge Agreement by and among Kilroy Realty, L.P., John B. Kilroy, Sr., John B. Kilroy, Jr. and Kilroy Industries(1)

10.4†	1997 Stock Option and Incentive Plan of Kilroy Realty Corporation and Kilroy Realty, L.P.(1)

10.5	Lease Agreement dated January 24, 1989 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase I(9)

10.6	First Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase I(9)

10.7	Lease Agreement dated July 17, 1985 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.8	Lease Agreement dated April 21, 1988 by and between Kilroy Long Beach Associates and the Board of Water Commissioners of the City of Long Beach, acting for and on behalf of the City of Long Beach, for Long Beach Phase IV(10)

10.9	Lease Agreement dated December 30, 1988 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase II(10)

10.10	First Amendment to Lease dated January 24, 1989 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.11	Second Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

Exhibit Number	Description

10.12	First Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase II(10)

10.13	Third Amendment to Lease Agreement dated October 10, 1994 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.14	Development Agreement by and between Kilroy Long Beach Associates and the City of Long Beach(10)

10.15	Amendment No. 1 to Development Agreement by and between Kilroy Long Beach Associates and the City of Long Beach(10)

10.16	Property Management Agreement between Kilroy Realty Finance Partnership, L.P. and Kilroy Realty, L.P.(11)

10.17	Form of Environmental Indemnity Agreement(11)

10.18	Option Agreement by and between Kilroy Realty, L.P. and Kilroy Airport Imperial Co.(12)

10.19	Option Agreement by and between Kilroy Realty, L.P. and Kilroy Calabasas Associates(12)

10.20†	Noncompetition Agreement by and between Kilroy Realty Corporation and John B. Kilroy, Sr.(1)

10.21†	Noncompetition Agreement by and between Kilroy Realty Corporation and John B. Kilroy, Jr.(1)

10.22	License Agreement by and among Kilroy Realty Corporation and the other persons named therein(12)

10.23	Purchase and Sale Agreement and Joint Escrow Instructions dated April 30, 1997 by and between Mission Land Company, Mission-Vacaville, L.P. and Kilroy Realty, L.P.(13)

10.24	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 30, 1997 by and between Camarillo Partners and Kilroy Realty, L.P.(13)

10.25	Purchase and Sale Agreement and Escrow Instructions dated May 5, 1997 by and between Kilroy Realty L.P. and Pullman Carnegie Associates(14)

10.26	Amendment to Purchase and Sale Agreement and Escrow Instructions dated June 27, 1997 by and between Pullman Carnegie Associates and Kilroy Realty, L.P.(14)

10.27	Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated May 12, 1997 by and between Shidler West Acquisition Company, LLC and Kilroy Realty, L.P. (15)

10.28	First Amendment to Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated June 6, 1997 by and between Shidler West Acquisition Company, L.L.C. and Kilroy Realty, L.P.(15)

Exhibit Number	Description

10.29	Second Amendment to Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated June 12, 1997 by and between Shidler West Acquisition Company, LLC and Kilroy Realty, L.P.(15)

10.30	Agreement of Purchase and Sale and Joint Escrow Instructions dated June 12, 1997 by and between Mazda Motor of America, Inc. and Kilroy Realty, L.P.(14)

10.31	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated June 30, 1997 by and between Mazda Motor of America, Inc. and Kilroy Realty, L.P.(14)

10.32	Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated June 16, 1997 by and between Santa Monica Number Seven Associates L.P. and Kilroy Realty, L.P.(14)

10.33	Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners(16)

10.34	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated August 22, 1997(16)

10.35	Second Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 5, 1997(16)

10.36	Third Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 19, 1997 (16)

10.37	Fourth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 22, 1997(16)

10.38	Fifth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 23, 1997(16)

10.39	Sixth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1998 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 25, 1997(16)

10.40	Seventh Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 29, 1997(16)

10.41	Eighth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated October 2, 1997(16)

10.42	Ninth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated October 24, 1997(16)

Exhibit Number	Description

10.43	Contribution Agreement dated October 21, 1997 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens(17)

10.44	Purchase and Sale Agreement and Escrow Instructions dated December 11, 1997 by and between Kilroy Realty, L.P. and Swede-Cal Properties, Inc., Viking Investors of Southern California, L.P. and Viking Investors of Southern California II, L.P.(18)

10.45	Amendment to the Contribution Agreement dated October 14, 1998 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens dated October 21, 1997(19)

10.46	Secured Promissory Notes and Deeds of Trusts Aggregating $80.0 Million payable to Metropolitan Life Insurance Company dated January 10, 2002(20)

10.47	Secured Promissory Notes and Deeds of Trust Aggregating $115 million payable to Teachers Insurance and Annuity Association of America(21)

10.48	Fourth Amended and Restated Revolving Credit Agreement dated October 22, 2004(22)

10.49	Fourth Amended and Restated Guaranty of Payment dated October 22, 2004(22)

10.50	Amendment No. 1 to Fourth Amended and Restated Credit Agreement dated June 30, 2005(38)

10.51	Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated April 26, 2006(23)

10.52	Amendment No. 3 to Fourth Amended and Restated Credit Agreement(37)

10.53†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of January 1, 2007(27)

10.54†	Addendum No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of February 12, 2008(40)

10.55†	Amendment No. 2 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of December 31, 2009(40)

10.56†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Jeffrey C. Hawken effective as of January 1, 2007(27)

10.57†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Jeffrey C. Hawken effective as of December 31, 2009(40)

10.58†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Richard E. Moran Jr. effective as of January 1, 2007(27)

10.59†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Richard E. Moran Jr. effective as of December 31, 2009(40)

Exhibit Number	Description

10.60	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(28)

10.61	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (28)

10.62	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Lehman Brothers OTC Derivatives Inc.(28)

10.63	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(29)

10.64	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A.(29)

10.65	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Lehman Brothers OTC Derivatives Inc.(29)

10.66†	Kilroy Realty Corporation 2007 Deferred Compensation Plan(32)

10.67†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Steven R. Scott effective as of January 1, 2007(32)

10.68†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Steven R. Scott effective as of December 31, 2009(40)

10.69†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Tyler H. Rose effective as of January 1, 2007(32)

10.70†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Tyler H. Rose effective as of December 31, 2009(40)

10.71†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Heidi Roth effective as of January 1, 2007(32)

10.72†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Heidi Roth effective as of December 31, 2009(40)

10.73†	Kilroy Realty Corporation Stock Award Deferral Program(33)

10.74	Ground Lease by and between Frederick Boysen and Ted Boysen and Kilroy Industries dated May 15, 1969 for SeaTac Office Center(9)

10.75	Amendment No. 1 to Ground Lease and Grant of Easement dated April 27, 1973 among Frederick Boysen and Dorothy Boysen, Ted Boysen and Rose Boysen and Sea/Tac Properties(9)

10.76	Amendment No. 2 to Ground Lease and Grant of Easement dated May 17, 1977 among Frederick Boysen and Dorothy Boysen, Ted Boysen and Rose Boysen and Sea/Tac Properties(9)

Exhibit Number	Description

10.77	Airspace lease dated July 10, 1980 by and among the Washington State Department of Transportation, as lessor, and Sea/Tac Properties, Ltd. and Kilroy Industries, as lessee(9)

10.78	Memorandum of Lease dated April 1, 1980 by and among Bow Lake, Inc., as lessor, and Kilroy Industries and Sea/Tac Properties, Ltd., as lessees for Sea/Tac Office Center(9)

10.79	Amendment No. 1 to Ground Lease dated September 17, 1990 between Bow Lake, Inc., as lessor, and Sea/Tac Properties, Ltd., as lessee(9)

10.80	Amendment No. 2 to Ground Lease dated March 21, 1991 between Bow Lake, Inc., as lessor, and Sea/Tac Properties, Ltd., as lessee (9)

10.81	Letter confirmation dated November 16, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(39)

10.82	Letter confirmation dated November 16, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (39)

10.83	Letter confirmation dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(39)

10.84	Letter confirmation dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (39)

10.85†	Form of Indemnification Agreement of Kilroy Realty Corporation with certain officers and directors(41)

10.86†	Separation Agreement and Release dated December 16, 2009 by and between Richard E. Moran Jr., Kilroy Realty, L.P. and Kilroy Realty Corporation(41)

10.87	Deed of Trust and Security Agreement dated January 26, 2010 between Kilroy Realty, L.P. and The Northwestern Mutual Life Insurance Company; related Promissory Note dated January 26, 2010 for $71 million payable to The Northwestern Mutual Life Insurance Company; and related Guarantee of Recourse Obligations dated January 26, 2010 by Kilroy Realty Corporation(41)

10.88	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 12, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street, LLC, a Delaware limited liability company(43)

10.89	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated May 21, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street, LLC, a Delaware limited liability company (43)

10.90	Revolving Credit Agreement dated August 10, 2010(45)

10.91	Guaranty of Payment dated August 10, 2010(45)

Exhibit Number	Description

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges of Kilroy Realty Corporation(47)

12.2	Statement of Computation of Ratio of Earnings to Fixed Charges of Kilroy Realty, L.P.(47)

21.1	List of Subsidiaries of the Kilroy Realty, L.P.(46)

21.2	List of Subsidiaries of the Kilroy Realty Corporation(41)

23.1	Consent of Latham & Watkins LLP(47)

23.2	Consent of Ballard Spahr LLP(47)

23.3*	Consent of Deloitte & Touche LLP

23.4*	Consent of Deloitte & Touche LLP

23.5*	Consent of Deloitte & Touche LLP

24.1	Power of Attorney(47)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association (Form T-1)(47)

99.1	Form of Letter of Transmittal(47)

99.2	Form of Notice of Guaranteed Delivery(47)

*	Filed herewith
†	Management contract or compensatory plan or arrangement.
(1)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 3 to Form S-11 (No. 333-15553).
(2)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2003.
(3)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on February 11, 1998.
(4)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K/A as filed with the Securities and Exchange Commission on December 19, 1997.
(5)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on October 8, 1998.
(6)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2000.
(7)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on August 11, 2004.
(8)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 9, 2004.
(9)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 2 to Form S-11 (No. 333-15553).
(10)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-11 (No. 333-15553).
(11)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 5 to Form S-11 (No. 333-15553).
(12)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 4 to Form S-11 (No. 333-15553).
(13)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on June 6, 1997.
(14)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 15, 1997.
(15)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 3, 1997.
(16)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 1997.
(17)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on November 21, 1997.

(18)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 29, 1997.
(19)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 1998.
(20)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2001.
(21)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2004.
(22)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on October 28, 2004.
(23)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2006.
(24)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 28, 2006.
(25)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on February 8, 2007.
(26)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2006.
(27)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on March 22, 2007.
(28)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on April 5, 2007.
(29)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on April 11, 2007.
(30)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2007.
(31)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 12, 2008.
(32)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended June 30, 2007.
(33)	Previously filed by Kilroy Realty Corporation as an exhibit to Form 8-K as filed with the Securities and Exchange Commission on January 2, 2008.
(34)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 2008.
(35)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2009.
(36)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended June 30, 2009.
(37)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 23, 2009.
(38)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 5, 2005.
(39)	Previously filed a by Kilroy Realty Corporation s an exhibit on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2009.
(40)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2008.
(41)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2009.
(42)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 25, 2010.
(43)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2010.
(44)	Previously filed by Kilroy Realty Corporation as an exhibit on Form S-8 file with the Securities and Exchange Commission on June 10, 2010.
(45)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on August 11, 2010.
(46)	Previously filed by Kilroy Realty, L.P. as an exhibit to the Registration Statement on Form 10 as filed with the Securities and Exchange Commission on August 18, 2010.
(47)	Previously filed by Kilroy Realty, L.P. and Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on August 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrants have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized on October 4, 2010.

KILROY REALTY CORPORATION

By:	/S/ HEIDI R. ROTH

KILROY REALTY, L.P.

By:	KILROY REALTY CORPORATION Its general partner

By:	/S/ HEIDI R. ROTH

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following officers and directors of Kilroy Realty Corporation on behalf of Kilroy Realty Corporation and in the capacities and on the dates indicated.

Name	Title	Date

* John B. Kilroy, Sr.	Chairman of the Board	October 4, 2010

* John B. Kilroy, Jr.	President, Chief Executive Officer and Director (Principal Executive Officer)	October 4, 2010

* Tyler H. Rose	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	October 4, 2010

/S/ HEIDI R. ROTH Heidi R. Roth	Senior Vice President and Controller (Principal Accounting Officer)	October 4, 2010

* Edward F. Brennan, Ph.D.	Director	October 4, 2010

* William P. Dickey	Director	October 4, 2010

* Scott S. Ingraham	Director	October 4, 2010

* Dale F. Kinsella	Director	October 4, 2010

*By:	/S/ HEIDI R. ROTH
Attorney in Fact

EXHIBIT INDEX

Exhibit Number	Description

3.(i)1	Certificate of Limited Partnership of Kilroy Realty, L.P. (46)

3.(i)2	Amendment to the Certificate of Limited Partnership of Kilroy Realty, L.P. (46)

3.(i)3	Kilroy Realty Corporation Articles of Restatement (41)

3.(ii)4	Second Amended and Restated Bylaws of the Kilroy Realty Corporation(31)

3.(ii)5	Amendment No. 1 to Second Amended and Restated Bylaws(35)

4.1	Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. dated as of March 5, 2004(2)

4.2	First Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of December 7, 2004(8)

4.3	Second Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of October 2, 2008(34)

4.4	Third Amendment to Fifth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of May 21, 2009(36)

4.5	Form of Certificate for Partnership Units of Kilroy Realty, L.P. (46)

4.6	Form of Certificate for Common Stock of Kilroy Realty Corporation(1)

4.7	Registration Rights Agreement dated January 31, 1997(1)

4.8	Registration Rights Agreement dated February 6, 1998(3)

4.9	Second Amended and Restated Registration Rights Agreement dated as of March 5, 2004(2)

4.10	Registration Rights Agreement dated as of October 31, 1997(4)

4.11	Rights Agreement dated as of October 2, 1998 between Kilroy Realty Corporation and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, which includes the form of Articles Supplementary of the Series B Junior Participating Preferred Stock of Kilroy Realty Corporation as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C(5)

4.12	Registration Rights Agreement dated as of October 6, 2000(6)

4.13	The Company is party to agreements in connection with long-term debt obligations, none of which individually exceeds ten percent of the total assets of the Company on a consolidated basis. Pursuant to Item 601(b)(4)(iii)(A) of Regulation S-K, the Company agrees to furnish copies of these agreements to the Commission upon request

4.14	Note and Guarantee Agreement dated August 4, 2004 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and the purchasers whose names appear in the acceptance form at the end of the Note and Guarantee Agreement(7)

Exhibit Number	Description

4.15	Form of 5.72% Series A Guaranteed Senior Note due 2010(7)

4.16	Form of 6.45% Series B Guaranteed Senior Note due 2014(7)

4.17†	Kilroy Realty 2006 Incentive Award Plan(24)

4.18†	Amendment to Kilroy Realty 2006 Incentive Award Plan(26)

4.19†	Second Amendment to Kilroy Realty 2006 Incentive Award Plan(30)

4.20†	Third Amendment to Kilroy Realty 2006 Incentive Award Plan(35)

4.21†	Fourth Amendment to Kilroy Realty 2006 Incentive Award Plan(44)

4.22†	Form of Restricted Stock Award Agreement(25)

4.23	Indenture, dated as of April 2, 2007, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 3.250% Exchangeable Senior Notes due 2012(28)

4.24	Registration Rights Agreement, dated April 2, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation, and J.P. Morgan Securities Inc., Banc of America Securities LLC and Lehman Brothers Inc.(28)

4.25	Indenture, dated as of November 20, 2009, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 4.25% Exchangeable Senior Notes due 2014 and the form of related guarantee(39)

4.26	Registration Rights Agreement, dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated(39)

4.27	Indenture, dated May 24, 2010, among Kilroy Realty, L.P., as issuer, Kilroy Realty Corporation, as guarantor, and U.S. Bank National Association, as trustee, including the form of 6.625% Senior Notes due 2020 and the form of related guarantee (42)

4.28	Registration Rights Agreement, dated May 24, 2010, among Kilroy Realty, L.P., Kilroy Realty Corporation, J.P. Morgan Securities, Inc., Bank of America Securities, LLC, and Barclays Capital, Inc.(42)

5.1	Opinion of Latham & Watkins LLP(47)

5.2	Opinion of Ballard Spahr LLP(47)

10.1	Omnibus Agreement dated as of October 30, 1996 by and among Kilroy Realty, L.P. and the parties named therein(1)

10.2	Supplemental Representations, Warranties and Indemnity Agreement by and among Kilroy Realty, L.P. and the parties named therein (1)

10.3	Pledge Agreement by and among Kilroy Realty, L.P., John B. Kilroy, Sr., John B. Kilroy, Jr. and Kilroy Industries(1)

Exhibit Number	Description

10.4†	1997 Stock Option and Incentive Plan of Kilroy Realty Corporation and Kilroy Realty, L.P.(1)

10.5	Lease Agreement dated January 24, 1989 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase I(9)

10.6	First Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase I(9)

10.7	Lease Agreement dated July 17, 1985 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.8	Lease Agreement dated April 21, 1988 by and between Kilroy Long Beach Associates and the Board of Water Commissioners of the City of Long Beach, acting for and on behalf of the City of Long Beach, for Long Beach Phase IV(10)

10.9	Lease Agreement dated December 30, 1988 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase II(10)

10.10	First Amendment to Lease dated January 24, 1989 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.11	Second Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.12	First Amendment to Lease Agreement dated December 28, 1990 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase II(10)

10.13	Third Amendment to Lease Agreement dated October 10, 1994 by and between Kilroy Long Beach Associates and the City of Long Beach for Kilroy Long Beach Phase III(10)

10.14	Development Agreement by and between Kilroy Long Beach Associates and the City of Long Beach(10)

10.15	Amendment No. 1 to Development Agreement by and between Kilroy Long Beach Associates and the City of Long Beach(10)

10.16	Property Management Agreement between Kilroy Realty Finance Partnership, L.P. and Kilroy Realty, L.P.(11)

10.17	Form of Environmental Indemnity Agreement(11)

10.18	Option Agreement by and between Kilroy Realty, L.P. and Kilroy Airport Imperial Co.(12)

10.19	Option Agreement by and between Kilroy Realty, L.P. and Kilroy Calabasas Associates(12)

10.20†	Noncompetition Agreement by and between Kilroy Realty Corporation and John B. Kilroy, Sr.(1)

Exhibit Number	Description

10.21†	Noncompetition Agreement by and between Kilroy Realty Corporation and John B. Kilroy, Jr.(1)

10.22	License Agreement by and among Kilroy Realty Corporation and the other persons named therein(12)

10.23	Purchase and Sale Agreement and Joint Escrow Instructions dated April 30, 1997 by and between Mission Land Company, Mission-Vacaville, L.P. and Kilroy Realty, L.P.(13)

10.24	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 30, 1997 by and between Camarillo Partners and Kilroy Realty, L.P.(13)

10.25	Purchase and Sale Agreement and Escrow Instructions dated May 5, 1997 by and between Kilroy Realty L.P. and Pullman Carnegie Associates(14)

10.26	Amendment to Purchase and Sale Agreement and Escrow Instructions dated June 27, 1997 by and between Pullman Carnegie Associates and Kilroy Realty, L.P.(14)

10.27	Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated May 12, 1997 by and between Shidler West Acquisition Company, LLC and Kilroy Realty, L.P. (15)

10.28	First Amendment to Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated June 6, 1997 by and between Shidler West Acquisition Company, L.L.C. and Kilroy Realty, L.P.(15)

10.29	Second Amendment to Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated June 12, 1997 by and between Shidler West Acquisition Company, LLC and Kilroy Realty, L.P.(15)

10.30	Agreement of Purchase and Sale and Joint Escrow Instructions dated June 12, 1997 by and between Mazda Motor of America, Inc. and Kilroy Realty, L.P.(14)

10.31	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated June 30, 1997 by and between Mazda Motor of America, Inc. and Kilroy Realty, L.P.(14)

10.32	Agreement for Purchase and Sale of 2100 Colorado Avenue, Santa Monica, California dated June 16, 1997 by and between Santa Monica Number Seven Associates L.P. and Kilroy Realty, L.P.(14)

10.33	Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners(16)

10.34	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated August 22, 1997(16)

10.35	Second Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 5, 1997(16)

Exhibit Number	Description

10.36	Third Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 19, 1997 (16)

10.37	Fourth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 22, 1997(16)

10.38	Fifth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 23, 1997(16)

10.39	Sixth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1998 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 25, 1997(16)

10.40	Seventh Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated September 29, 1997(16)

10.41	Eighth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated October 2, 1997(16)

10.42	Ninth Amendment to the Purchase and Sale Agreement and Joint Escrow Instructions dated July 10, 1997 by and between Kilroy Realty, L.P. and Mission Square Partners dated October 24, 1997(16)

10.43	Contribution Agreement dated October 21, 1997 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens(17)

10.44	Purchase and Sale Agreement and Escrow Instructions dated December 11, 1997 by and between Kilroy Realty, L.P. and Swede-Cal Properties, Inc., Viking Investors of Southern California, L.P. and Viking Investors of Southern California II, L.P.(18)

10.45	Amendment to the Contribution Agreement dated October 14, 1998 by and between Kilroy Realty, L.P. and Kilroy Realty Corporation and The Allen Group and the Allens dated October 21, 1997(19)

10.46	Secured Promissory Notes and Deeds of Trusts Aggregating $80.0 Million payable to Metropolitan Life Insurance Company dated January 10, 2002(20)

10.47	Secured Promissory Notes and Deeds of Trust Aggregating $115 million payable to Teachers Insurance and Annuity Association of America(21)

10.48	Fourth Amended and Restated Revolving Credit Agreement dated October 22, 2004(22)

10.49	Fourth Amended and Restated Guaranty of Payment dated October 22, 2004(22)

10.50	Amendment No. 1 to Fourth Amended and Restated Credit Agreement dated June 30, 2005(38)

10.51	Amendment No. 2 to Fourth Amended and Restated Credit Agreement dated April 26, 2006(23)

Exhibit Number	Description

10.52	Amendment No. 3 to Fourth Amended and Restated Credit Agreement(37)

10.53†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of January 1, 2007(27)

10.54†	Addendum No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of February 12, 2008(40)

10.55†	Amendment No. 2 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and John B. Kilroy, Jr. effective as of December 31, 2009(40)

10.56†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Jeffrey C. Hawken effective as of January 1, 2007(27)

10.57†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Jeffrey C. Hawken effective as of December 31, 2009(40)

10.58†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Richard E. Moran Jr. effective as of January 1, 2007(27)

10.59†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Richard E. Moran Jr. effective as of December 31, 2009(40)

10.60	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(28)

10.61	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (28)

10.62	Letter confirmation dated March 27, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Lehman Brothers OTC Derivatives Inc.(28)

10.63	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(29)

10.64	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A.(29)

10.65	Amendment to letter confirmation dated April 4, 2007, among Kilroy Realty, L.P., Kilroy Realty Corporation and Lehman Brothers OTC Derivatives Inc.(29)

10.66†	Kilroy Realty Corporation 2007 Deferred Compensation Plan(32)

10.67†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Steven R. Scott effective as of January 1, 2007(32)

10.68†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Steven R. Scott effective as of December 31, 2009(40)

Exhibit Number	Description

10.69†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Tyler H. Rose effective as of January 1, 2007(32)

10.70†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Tyler H. Rose effective as of December 31, 2009(40)

10.71†	Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Heidi Roth effective as of January 1, 2007(32)

10.72†	Amendment No. 1 to Employment Agreement by and among Kilroy Realty Corporation, Kilroy Realty, L.P. and Heidi Roth effective as of December 31, 2009(40)

10.73†	Kilroy Realty Corporation Stock Award Deferral Program(33)

10.74	Ground Lease by and between Frederick Boysen and Ted Boysen and Kilroy Industries dated May 15, 1969 for SeaTac Office Center(9)

10.75	Amendment No. 1 to Ground Lease and Grant of Easement dated April 27, 1973 among Frederick Boysen and Dorothy Boysen, Ted Boysen and Rose Boysen and Sea/Tac Properties(9)

10.76	Amendment No. 2 to Ground Lease and Grant of Easement dated May 17, 1977 among Frederick Boysen and Dorothy Boysen, Ted Boysen and Rose Boysen and Sea/Tac Properties(9)

10.77	Airspace lease dated July 10, 1980 by and among the Washington State Department of Transportation, as lessor, and Sea/Tac Properties, Ltd. and Kilroy Industries, as lessee(9)

10.78	Memorandum of Lease dated April 1, 1980 by and among Bow Lake, Inc., as lessor, and Kilroy Industries and Sea/Tac Properties, Ltd., as lessees for Sea/Tac Office Center(9)

10.79	Amendment No. 1 to Ground Lease dated September 17, 1990 between Bow Lake, Inc., as lessor, and Sea/Tac Properties, Ltd., as lessee(9)

10.80	Amendment No. 2 to Ground Lease dated March 21, 1991 between Bow Lake, Inc., as lessor, and Sea/Tac Properties, Ltd., as lessee (9)

10.81	Letter confirmation dated November 16, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(39)

10.82	Letter confirmation dated November 16, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (39)

10.83	Letter confirmation dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, London Branch(39)

Exhibit Number	Description

10.84	Letter confirmation dated November 20, 2009, among Kilroy Realty, L.P., Kilroy Realty Corporation and Bank of America, N.A. (39)

10.85†	Form of Indemnification Agreement of Kilroy Realty Corporation with certain officers and directors(41)

10.86†	Separation Agreement and Release dated December 16, 2009 by and between Richard E. Moran Jr., Kilroy Realty, L.P. and Kilroy Realty Corporation(41)

10.87	Deed of Trust and Security Agreement dated January 26, 2010 between Kilroy Realty, L.P. and The Northwestern Mutual Life Insurance Company; related Promissory Note dated January 26, 2010 for $71 million payable to The Northwestern Mutual Life Insurance Company; and related Guarantee of Recourse Obligations dated January 26, 2010 by Kilroy Realty Corporation(41)

10.88	Agreement of Purchase and Sale and Joint Escrow Instructions dated April 12, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street, LLC, a Delaware limited liability company(43)

10.89	First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions dated May 21, 2010 by and between Kilroy Realty, L.P., a Delaware limited partnership, and MEPT 303 Second Street, LLC, a Delaware limited liability company (43)

10.90	Revolving Credit Agreement dated August 10, 2010(45)

10.91	Guaranty of Payment dated August 10, 2010(45)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges of Kilroy Realty Corporation(47)

12.2	Statement of Computation of Ratio of Earnings to Fixed Charges of Kilroy Realty, L.P.(47)

21.1	List of Subsidiaries of the Kilroy Realty, L.P.(46)

21.2	List of Subsidiaries of the Kilroy Realty Corporation(41)

23.1	Consent of Latham & Watkins LLP(47)

23.2	Consent of Ballard Spahr LLP(47)

23.3*	Consent of Deloitte & Touche LLP

23.4*	Consent of Deloitte & Touche LLP

23.5*	Consent of Deloitte & Touche LLP

24.1	Power of Attorney(47)

25.1	Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association (Form T-1)(47)

99.1	Form of Letter of Transmittal(47)

99.2	Form of Notice of Guaranteed Delivery(47)

*	Filed herewith

†	Management contract or compensatory plan or arrangement.
(1)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 3 to Form S-11 (No. 333-15553).
(2)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2003.
(3)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on February 11, 1998.
(4)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K/A as filed with the Securities and Exchange Commission on December 19, 1997.
(5)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on October 8, 1998.
(6)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2000.
(7)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on August 11, 2004.
(8)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 9, 2004.
(9)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 2 to Form S-11 (No. 333-15553).
(10)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-11 (No. 333-15553).
(11)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 5 to Form S-11 (No. 333-15553).
(12)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Amendment No. 4 to Form S-11 (No. 333-15553).
(13)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on June 6, 1997.
(14)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 15, 1997.
(15)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 3, 1997.
(16)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 1997.
(17)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on November 21, 1997.
(18)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 29, 1997.
(19)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 1998.
(20)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2001.
(21)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2004.
(22)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on October 28, 2004.
(23)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2006.
(24)	Previously filed by Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 28, 2006.
(25)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on February 8, 2007.
(26)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2006.
(27)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on March 22, 2007.
(28)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on April 5, 2007.
(29)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on April 11, 2007.
(30)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended March 31, 2007.
(31)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on December 12, 2008.
(32)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended June 30, 2007.
(33)	Previously filed by Kilroy Realty Corporation as an exhibit to Form 8-K as filed with the Securities and Exchange Commission on January 2, 2008.
(34)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended September 30, 2008.

(35)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2009.
(36)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-Q for the quarter ended June 30, 2009.
(37)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 23, 2009.
(38)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on July 5, 2005.
(39)	Previously filed a by Kilroy Realty Corporation s an exhibit on Form 8-K as filed with the Securities and Exchange Commission on November 25, 2009.
(40)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2008.
(41)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 10-K for the year ended December 31, 2009.
(42)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 25, 2010.
(43)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on May 27, 2010.
(44)	Previously filed by Kilroy Realty Corporation as an exhibit on Form S-8 file with the Securities and Exchange Commission on June 10, 2010.
(45)	Previously filed by Kilroy Realty Corporation as an exhibit on Form 8-K as filed with the Securities and Exchange Commission on August 11, 2010.
(46)	Previously filed by Kilroy Realty, L.P. as an exhibit to the Registration Statement on Form 10 as filed with the Securities and Exchange Commission on August 18, 2010.
(47)	Previously filed by Kilroy Realty, L.P. and Kilroy Realty Corporation as an exhibit to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on August 31, 2010.